BLACKROCK GLOBAL ALLOCATION FUND, INC.

(the “Fund”)

Supplement dated May 27, 2021 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated February 26, 2021, as supplemented to date

On May 11, 2021, the Board of Directors of the Fund approved the appointment of BlackRock (Singapore) Limited (“BRS”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BRS and BlackRock Advisors, LLC with respect to the Fund. The addition of BRS as a sub-adviser of the Fund is effective immediately.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses entitled “Summary Prospectus—Key Facts About BlackRock Global Allocation Fund, Inc.—Investment Manager” and the section of the Prospectuses entitled “Fund Overview—Key Facts About BlackRock Global Allocation Fund, Inc.—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock (Singapore) Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock (Singapore) Limited (the “Sub-Adviser”), a registered investment adviser organized in 2000, is an affiliate of BlackRock and acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $9.007 trillion in investment company and other portfolio assets under management as of March 31, 2021.

The eighth paragraph of the section of the Prospectuses entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund is included in the Fund’s annual shareholder report for the fiscal year ended October 31, 2020. A discussion of the basis for the Board’s approval of the sub-advisory agreement with the Sub-Adviser will be included in the Fund’s semi-annual shareholder report for the fiscal period ending April 30, 2021.

The following is added to the section of the Prospectuses entitled “For More Information—Fund and Service Providers” immediately after “Manager and Administrator”:

SUB-ADVISER

BlackRock (Singapore) Limited

20 Anson Road #18-01

079912 Singapore

The following is added as a new paragraph at the end of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements”:

BlackRock has entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS” or the “Sub-Adviser”), pursuant to which BlackRock pays the Sub-Adviser for providing services to BlackRock with respect to that portion of the Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Shareholders should retain this Supplement for future reference.

PR2SAI-GA-0521SUP

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